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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                               AMENDMENT NO. 1 ON
                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): NOVEMBER 20, 1998

                             POLYVISION CORPORATION

             (Exact name of registrant as specified in its charter)

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
        NEW YORK            1-10555        13-3482597
    (State or other       (Commission   (I.R.S. Employer
      jurisdiction        File Number)   Identification
   of incorporation)                          No.)
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
 48-62 36(TH) STREET, LONG ISLAND CITY,      11101
                NEW YORK                   (Zip Code)
(Address of principal executive offices)

       Registrant's telephone number, including area code: (718) 729-1050

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                          CURRENT REPORT ON FORM 8-K/A
                             POLYVISION CORPORATION
                               NOVEMBER 20, 1998

    This Amendment No. 1 amends Item 7 of the Current Report on Form 8-K dated November 20, 1998 (the "Current Report"), of PolyVision Corporation ("PolyVision"), a New York corporation (the "Company"), filed with the Securities and Exchange Commission on December 7, 1998, relating to the Company's acquisition of Alliance International Group, Inc. ("Alliance"), to include the information set forth below:

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

    (a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

        In accordance with Item 7(a), attached as Exhibit 99.2 are the audited balance sheets of Alliance as of December 31, 1997 and 1996, respectively, and the related audited statements of income, shareholders' equity, and cash flows for the years ended December 31, 1997, 1996 and 1995, respectively, and the accompanying notes. Attached as Exhibit 99.3 are the unaudited condensed consolidated balance sheets of Alliance as of September 30, 1998 and December 31, 1997, respectively, and the related unaudited condensed consolidated statements of income and cash flows for the nine months ended September 30, 1998 and 1997, respectively, and the accompanying notes.

    (b) PRO FORMA FINANCIAL INFORMATION.

        In accordance with Item 7(b), attached as Exhibit 99.4 are the unaudited pro forma financial statements and accompanying notes for PolyVision and Alliance combined. The pro forma financial information included herein reflects the pro forma effects of the acquisition of Alliance which occurred on November 20, 1998. Such pro forma financial statements (including appropriate pro forma adjustments) reflect (a) the condensed consolidated historical statements of income of PolyVision for the fiscal year ended April 30, 1998 combined with the unaudited condensed historical statement of income of Alliance for the 12 month period ended April 30, 1998, and (b) the unaudited condensed consolidated historical balance sheet and statement of income of PolyVision as of October 31, 1998 and for the six months then ended combined with the unaudited condensed historical balance sheet and statement of operations of Alliance as of October 31, 1998 and for the six months then ended.

        The unaudited pro forma combined statements of income for the 12 months ended April 30, 1998 and for the six months ended October 31, 1998 give effect to the above-referenced transactions as if they had occurred on May 1, 1997.

        The unaudited pro forma balance sheet of PolyVision at October 31, 1998 and the pro forma statements of income are based upon preliminary estimates of values, transaction costs, and preliminary appraisals associated with PolyVision's acquisition of Alliance. The actual recording of the transactions will be based on final appraisals, values and transaction costs. Accordingly, the actual recording of the transactions can be expected to differ from the financial statements presented herein.

        The pro forma statements of income do not necessarily represent the results of operations that might have occurred had the transactions been consummated as of the dates referred to above, nor are they necessarily indicative of future operations of PolyVision. Such pro forma statements should be read in conjunction with the Consolidated Financial Statements of PolyVision filed in its most recent report on Form 10-K, together with the respective notes thereto.

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    (c) EXHIBITS.

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
EXHIBIT NO.                                                 DESCRIPTION
-------------  -----------------------------------------------------------------------------------------------------

       99.2    Audited balance sheets of Alliance as of December 31, 1997 and 1996, respectively, and the related audited statements of income, shareholders' equity, and cash flows for the years ended December 31,
               1997, 1996 and 1995, respectively, and the accompanying notes

       99.3    Unaudited condensed consolidated balance sheets of Alliance as of September 30, 1998 and December 31,
               1997, respectively, and the related unaudited condensed consolidated statements of income and cash flows for the nine months ended September 30, 1998 and 1997, respectively, and the accompanying notes

       99.4    Unaudited pro forma financial statements and accompanying notes for PolyVision and Alliance combined.
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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

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
                                POLYVISION CORPORATION

                                By:             /s/ Richard J. Still
                                     -----------------------------------------
                                                  Richard J. Still
Dated: February 3, 1999                       Chief Financial Officer
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                                 EXHIBIT INDEX

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
EXHIBIT NO.                                             DESCRIPTION                                              PAGE
-------------  ----------------------------------------------------------------------------------------------  ---------

       99.2    Audited balance sheets of Alliance as of December 31, 1997 and 1996, respectively, and the related audited statements of income, shareholders' equity, and cash flows for the years ended
               December 31, 1997, 1996 and 1995, respectively, and the accompanying notes....................

       99.3    Unaudited condensed consolidated balance sheets of Alliance as of September 30, 1998 and
               December 31, 1997, respectively, and the related unaudited condensed consolidated statements of income and cash flows for the nine months ended September 30, 1998 and 1997, respectively, and the accompanying notes....................................................................

       99.4    Unaudited pro forma financial statements and accompanying notes for PolyVision and Alliance combined......................................................................................
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